Exhibit 99.1

 Developing Leading-Edge Immunotherapy, Oncology Treatments  OTCQB: HGENwww.humanigen.com  1  With Goal of Potential Significant Near-Term Value Inflection  | Corporate Overview - January 29, 2018

 Forward-Looking Statements  2  This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and actual results could differ materially from the forward-looking statements.Words such as “will,” “expect,” “intend,” “plan,” “predict,” “potential,” “possible,” and similar expressions identify forward-looking statements, including, without limitation, statements related to the scope, progress, expansion, and costs of developing and commercializing the Company’s product candidates; opportunity to benefit from anticipated regulatory incentives for product candidates; and anticipated expenses related to development activities, clinical trials and the development and potential commercialization of product candidates.Forward-looking statements are subject to risks and uncertainties including, but not limited to, the Company’s ability to complete the restructuring transactions announced on December 21, 2017 on the terms described, the Company’s lack of revenues, history of operating losses, limited cash reserves and ability to obtain additional capital to develop and commercialize its product candidates, including the additional capital which will be necessary to complete the clinical trials that the Company has initiated or plans to initiate, and continue as a going concern; the Company’s ability to execute its strategy and business plan; the potential timing and outcomes of clinical studies of lenzilumab, ifabotuzumab or any other product candidates and the uncertainties inherent in clinical testing; the ability of the Company to timely source adequate supply of its development products from third-party manufacturers on which the Company depends; the potential, if any, for future development of any of its present or future products; the Company's ability to successfully progress, partner or complete further development of its programs; the ability of the Company to identify and develop additional products; the Company's ability to attain market exclusivity or to protect its intellectual property; competition; changes in the regulatory landscape that may prevent the Company from pursuing or realizing any of the expected benefits from the various regulatory incentives at the center of its strategy, or the imposition of regulations that affect the Company's products; and the various risks described in the "Risk Factors" and elsewhere in the Company's periodic and other filings with the Securities and Exchange Commission.You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. The company has no obligation, and expressly disclaims any obligation to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

# Investor Overview

- Cutting-edge science monoclonal antibody biotechnology company – with improving financial profile
- Developing key asset (lenzilumab) for prevention of side effects associated with CAR-T – one of the hottest areas in biotech
  - Working with leading KOLs to start phase 1/2 trials
- Lenzilumab has the potential to make CAR-T:
  - Safer, more effective, and a more routine out-patient procedure
- More shots on goal in portfolio:
  - Lenzilumab phase 1 trial in chronic myelomonocytic leukemia (CMML) underway to inform potential work in JMML
  - Ifabotuzumab phase 1 radio-imaging trial in glioblastoma multiforme (GBM) underway
  - Ifabotuzumab is a potential CAR construct
- Modest capital requirements anticipated to reach value inflection point in early 2019 – and significant upside potential

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# CAR-T's 'Achilles Heel': Neurotoxicity (NT) and Cytokine Release Syndrome (CRS) – Key Impediments to Safe Use


Insertional oncogenesis
Neurological toxicity
Confusion, delirium, aphasia, seizure
Cytokine release syndrome
Fever, fatigue, hypotension/tachycardia, nausea, capillary leak, cardiac/renal/hepatic dysfunction
"On-target, off-tumor" toxicity
CD19
Normal B cell
B-cell aplasia
CAR T cell
Malignant B cell
Tumor-cell eradication
CAR
Anaphylaxis/allergy
Immune responses to mouse-derived and/or recombinant proteins

Chalice L. Bonifant, published online 20 April 2016, doi:10.1038/mto.2016.11

- **64% had NT and 93% had CRS***
- **~1/3 of patients had grade ≥3 NT, leading to ICU admission**
- **Median time to resolution of NT – 17 days**
- **Several deaths**

## Management of NT, CRS Is Limited

- Tocilizumab (IL-6 receptor antagonist) for severe CRS
- Corticosteroids for tocilizumab-refractory CRS
  - Beds need to be booked in ICU in case patient develop life-threatening side-effects

*Neelapu, Locke et al. ICML 2017, Abstract 8; Locke, Neelapu et al. ASH 2017, Abstract 1547

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 Time Course of NT and CRS Following CAR-T Infusion  Lee, et al. Blood. 2014 July 10;124(2)188-195  5

# Recent Leading Research Shows GM-CSF Correlation to NT, CRS



Inflammatory cytokines & markers
IL-6, IFNγ, IL-10
Immune homeostatic cytokines, Pro-inflammatory cytokines
IL-15, GM-CSF
Immune effector molecules
Granzyme B
Chemokines
IP-10, IL-8, MIP-1α
CRP, IL-15
Conditioning (d −5,−4,−3)
CAR T cell infusion
Early Phase (d 2-3)
Middle Phase (d 4-6)
Late Phase (d 7–11)
Conditioning
CAR T cell treatment

*ZJ Roberts, et al. Leukemia & Lymphoma 2017. https://doi.org/10.1080/10428194.2017.1387905*

- GM-CSF levels precede and modulate other cytokines
- Correlate with NT, CRS

- GM-CSF is a key biomarker associated with ≥ grade 3 NT



IL-2
Peak Fold = 1.9
GM-CSF
Peak Fold = 2.7
Ferritin
Peak Fold = 2.7
Peak Biomarker, pg/mL
P = .036
P = .004
P = .006
Grade ≥3 NE (n = 28)
Grades 0-2 NE (n = 73)

*Locke, Neelapu et al, AACR 2017*

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 Scientific Basis for GM-CSF as Initiator in CAR-T Toxicity  7  GM-CSF may be a trigger – potentially switching CAR-T from cancer killing to off-target inflammation  Inflammatory cascade potentially initiated by GM-CSFTrafficking and recruitment of myeloid cells to the tumor site through key chemokines such as CCL2 and CCL3/4Myeloid cells perpetuate a self-reinforcing inflammatory reaction

            Very high unmet medical need No effective treatment; high-dose steroids may impact efficacy; not FDA approved or useful in preventionNo effective prophylaxis – which could minimize need for and time in ICU Fatal in ~5% patients; cytokine storm in cerebral spinal fluid   CAR-T-related Neurotoxicity (NT)  8  New understanding and need to manage neurotoxicity in CAR-T therapy  Occurs in almost 2/3 of CAR-T patients and no FDA approved treatment or prophylaxis  Side effect limiting higher CAR-T dose, usage  Symptoms can include delirium, confusion, headache, seizures, cerebral edema                                    a/k/a CAR-T-cell-related encephalopathy syndrome (CRES)                                                                                   KEY TAKEAWAYS                  64%

# CRS

## Cytokine Release Syndrome

**80-90%** Half have severe CRS (tocilizumab effective for some – but no effect on NT)

**~3000** New US cases per year with ped ALL

Multiple cytokines implicated: IL-6, other IL family, IFNg, TNFa, GM-CSF

CAR-T label requires trained staff in CRS, anti-CRS treatment stocked + ICU reserved bed as precaution

### KEY TAKEAWAYS

- GM-CSF implicated as upstream of other cytokines
- Expect more CAR-T use (earlier lines of therapy, solid tumors, out-patient administration) and investment by big pharma
- Prophylaxis may allow for higher doses of CAR-T with greater efficacy
- In-patient readmission/ICU impacts payers

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 Kymriah® and Yescarta® Have Black-Box Warnings for NT, CRS    10      Kymriah® label  Yescarta® label

# Lenzilumab: Novel, First-in-Class Monoclonal Antibody

## Lenzilumab

- First-in-class; binds to and neutralizes circulating GM-CSF



- Potent inhibitor of GM-CSF
- Safety, tolerability shown in multiple Phase 2 trials
- Efficacy signals in eosinophilic asthma and RA Phase 2 trials
- Key patent through 2029, extensions possible

## GM-CSF

- Associated with NT and CRS
- Inhibition could improve utility of CAR-T:
  - Prevent or minimize dangerous side-effects
  - Improve CAR-T cell expansion, allowing delivery of a higher CAR-T dose, potentially improving efficacy
  - Decrease re-hospitalization rates
  - Move CAR-T to earlier lines of therapy hematologic cancers;  expand into solid tumors
- **GM-CSF also a demonstrated target in many other autoimmune indications with significant unmet need**

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# GM-CSF May Be the Essential Bad Actor Driving CAR-T Toxicity

## Mechanism Becoming Clearer

GM-CSF plays a role initiating the inflammatory storm

- Direct action on CCR2+ myeloid cells through recruitment and trafficking via CCL17, CCL6, CCL24, CXCL3, CCL9, and CCL22
  - GM-CSF-activated CCR2+ myeloid cells traffic to the site of T cell activation and secrete inflammatory cytokines (IL-1b, IL-6, IL-8, GM-CSF)
  - Recruit other myeloid cells through CCL2 production, amplifying inflammatory cascade in a self-perpetuating manner
- IL-6-related CRS produced by APCs, not T cells
- IL-15 and GM-CSF significantly elevated one day after CAR-T infusion with grade $\geq$3 NT

## Animal Models Show Building Evidence

- GM-CSF k/o mice → no sign of CRS illness, adverse events or change in body weight following CAR-T
  - GM-CSF k/o mice → serum cytokine levels of INFg, IL-10, IL-6, MCP-1, MIP-1 at levels comparable to controls
  - IL-6 k/o mice → CRS develops as long as CAR-T is capable of producing GM-CSF and the myeloid compartment intact
- GM-CSF receptor k/o from CCR2+ myeloid cells → seems to abrogate the inflammatory cascade in neuro-inflammation models

Sentman, et al. www.jimmunol.org/content/197/12/4674.long; Coxford, et al. Immunity 2015 (43)510-514; Ishii, et al. Blood 2016 128:3358 Teachey, et al. Cancer Discov. 2016 June ; 6(6): 664–679. doi:10.1158/2159-8290.CD-16-0040; Lee, et al. Blood 2016 124:2:188; David M. Barrett et al. Blood 2016;128:654

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# Prophylactic Use of Lenzilumab May Prevent CAR-T-related NT, CRS

**Early increase in GM-CSF and IL-2 may lead to more atypical and severe CRS**

- Without concomitant IL-6 rise, may not respond to tocilizumab; early intervention with lenzilumab may be beneficial

**Optimal tocilizumab time/threshold unknown to block cytokine reaction**

- Tocilizumab may impair depth/duration of anti-malignancy responses if given prior to initiation of significant CAR-T proliferation[1]
- Prophylactic administration of tocilizumab reduces severe CRS – but not NT
- Underlying pathophysiology of NT may differ from CRS[2]
- Prophylactic use of tocilizumab following CAR-T infusion often ineffective
    - 35% patients receiving tocilizumab prophylactically had ≥3 NT (one cerebral edema death)[2]
- Saturation of IL-6 receptors following systemic tocilizumab may increase serum IL-6 levels[3]

**Corticosteroids may inhibit CAR-T cell persistence and efficacy in patients with ALL**

- Limited to severe CRS refractory to tocilizumab and severe, refractory NT[3]

*[1]Grupp, et al. Blood 2012; 120:2604. [2]Analysis of ZUMA-1, 30pt safety cohort, ASH 2017. [3]Brudno, et al. Blood 2016; 127:26*

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 Lenzilumab Has an Established Safety Profile in >94 Patients*  14  Study♦  Population  Objectives  Enrollment/Dose   Safety Results            Phase 1          Single-dose, dose-escalation  Healthy adult volunteers  Safety/tolerabilityPKImmunogenicity  (n=12)3 / 1 mg/kg3 / 3 mg/kg3 / 10 mg/kg3 / placebo  Clean safety profileNo drug related SAEsNon-immunogenic            Phase 2          Dose at weeks 0, 2, 4, 8, 12  Rheumatoid arthritis  EfficacySafety/tolerabilityPKImmunogenicity  (n=9)7 / 600 mg2 / placebo  Clean safety profileNo drug related SAEsNon-immunogenic  Dose at weeks 0, 2, 4, 8, 12, 16, 20  Severe asthma  EfficacySafety/tolerabilityPKImmunogenicity  (n=160)78 / 400 mg82 / placebo  Clean safety profileNo drug related SAEsNon-immunogenic            * Does not include 9 patients in ongoing CMML Phase 1 trial, where drug has been well-tolerated; an additional 76 patients received a chimeric version of lenzilumab (KB002) and showed a similar safety profile♦ All studies are randomized double-blind placebo-controlled, intravenous administration

   Current Summary of In Vitro and In Vivo Preclinical Data     15    Lenzilumab does not impede CAR-T cell function in vivoCAR-T cells’ ability to kill cancer remain robust CAR-T control and CAR-T + lenzilumab survival is the same in xenograft model    Lenzilumab does not alter in vitro CAR-T-specific cancer killingCAR-T antigen-specific proliferation not affected – with or without PBMCs – by lenzilumabLenzilumab does not inhibit CAR-T degranulation, intracellular GM-CSF production, or IL-2 production

 Lenzilumab Prophylaxis in CAR-T NT Development Plan  16  1    Thought Leader Validation   GM-CSF target, preclinical and clinical development plan developed in collaboration with world’s leading CAR-T experts  Scientific Advisory Board meeting convened at ASH 2017Significant input and feedback before, during and after SAB Continue to seek cutting-edge KOL insights; SAB report produced

 Lenzilumab Prophylaxis in CAR-T NT Development Plan  17    Preclinical Development  Completed by Dr. Saad Kenderian (Mayo Clinic) using validated animal model Initial data positive Final preclinical data expected Jan/Feb 2018  2

 Lenzilumab Prophylaxis in CAR-T NT Development Plan  18    Clinical Development  Phase 1/2 study design developed by Dr. Sattva Neelapu at MD Anderson – lead investigator for Gilead/Kite’s Yescarta CAR-T Lenzilumab to be studied as prophylactic therapy prior to CAR-T infusion to prevent NTStudy initiation expected Q2 2018 Target primary completion date Q4 2018  3

 Lenzilumab Prophylaxis in CAR-T NT Development Plan  19    Regulatory Submission  Potential adaptive study design to allow roll-over of Phase 1/2 study into potential pivotal registration/approval studyPrecedents for flexibility in approach: tocilizumab was approved with 29 patients, case reports, no control arm and no formal study, due to high unmet needTargeting FDA Orphan, Breakthrough and Fast Track designations  4

# Lenzilumab Prophylaxis in CAR-T NT Development Plan

## Value Proposition for Strategic Partner, Deal

- Differentiate a CAR-T offering from competitors
- Potentially improve safety, allow for higher CAR-T doses
- Assist hospitals/payers with fewer ICU days, readmissions
- Move to true out-patient CAR-T treatment and follow-up
- Potentially increase market share penetration and sales of companion CAR-T
- Deliver possible standalone lenzilumab sales
- Aid in the evolution of CAR-T therapy
  - Enable possible CAR-T use in solid tumors
  - Combo therapy with 4-1BB agonists, CPIs, other mAbs


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# CMML

## Chronic Myelomonocytic Leukemia

Rare hematologic cancer; recently classified as separate disease with distinct natural history*

**~1,100** Newly diagnosed US patients per year

**60-70** Age at diagnosis

**20** Median overall survival rate in months

** Formerly classified as subtype of the myelodysplastic syndromes (MDS)*

## KEY TAKEAWAYS

- Orphan condition
- High unmet need
- Up to 90% of patients have hypersensitivity to GM-CSF
- Patients typically unsuitable for stem cell transplant
- Focus on salvage patients with no other treatment options

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# Ifabotuzumab: Dosing Begun in Patients with GBM (a Brain Cancer); Potential Use as a CAR-T Construct

## Ifabotuzumab

- First-in-class Humaneered mAb for Ephrin type-A receptor 3 (EphA3)



- Phase 1 bio-imaging study in GBM to enable CAR-T construct
- CAR design potential using ifabotuzumab backbone
- Prior clinical experience in hematologic malignancies
- Key patent through 2030



EphA3 Receptor
Ifabotuzumab
INTRACELLULAR
Inhibition of cell positioning, survival and tumor growth

**Not expressed in normal tissue - overexpressed in certain blood cancers, solid tumors and tumor vasculature; ifabotuzumab targets tumor vasculature**

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# Monoclonal Antibody Pipeline

| | Indication | Phase | Anticipated Readout | Expected Next Study | Value Point |
|---|---|---|---|---|---|
| **Lenzilumab** (anti-GM-CSF mAb) | CAR-T-related Neurotoxicity | PC (Mayo) | Q1 2018 | Phase 1/2 Q2 2018 (MD Anderson) | Clinical proof of concept |
| | | | | Roll CAR-T phase 2 into pivotal registration study | |
| | CMML | I | Q2 2018* | Phase 2 Q4 2018* | *Potential pivot to JMML on interim data |
| **Ifabotuzumab** (anti-EphA3 mAb) | GBM | I | Q3 2018 | Q1 2019 | Study to enable CAR construct development |
| | CAR construct | PC | Certain leukemias, lymphomas, solid tumors | CAR collaboration in 2018 | |

*PC = pre-clinical*

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 Anticipated Near-Term Catalysts            Q12018  Q22018  Q32018  Q42018      Ifabotuzumab  Lenzilumab  GBM Phase 1 first patient dosed (Melbourne/Brisbane, Australia)  GBM imaging results  GBM Phase 1 interim imaging data  CAR-T animal POC data (Mayo)  CAR-T NT Phase 1/2 first patient(MD Anderson)  CMML Phase 1 interim readout geared for possible JMML pivot  CAR-T NT Phase 1/2 data   $10-12MM ($3MM already committed by existing investor)  24

# Differentiated, Valuable Niche in the Hottest Area of Biotech – Mitigating Side Effects, Improving Efficacy of CAR-T

| | Obsidian Therapeutics | Cell Design Labs | HGEN |
|---|---|---|---|
| Valuation | $49.5MM post-money | $567MM acquisition by Gilead ($175MM up-front) 12/7/17 | **~$50MM*** |
| Development stage | Pre-clinical | Pre-clinical | **Completed pre-clinical<br>Preparing Phase 1/2 Q2 2018** |
| Safety data | None | None | **~180 patients** |
| Key technology | Destabilizing domains encoded in a "synthetic biologic cassette," packaged in a vector for the disposal of dysfunctional proteins | 1. SynNotch - synthetic gene expression system<br>2. Throttle - "on switch" using small molecules | **Monoclonal antibody against key validated target** |
| Scientific publication support | Minimal | Minimal | **Significant** |
| Likely costs to POC clinical data | Unknown | Unknown | **~$10MM through Phase 2** |
| Investors | Google Ventures, Atlas, ShangPharma, Takeda/Vertex/Amgen ventures | Kleiner Perkins, Kite, Osage, Mission Bay | **Public** |

** implied value assuming HGEN share price as of 1/23/18 and new shares outstanding total at close of pending transactions announced 12/21/17*

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# HGEN Summary

- CAR-T is one of the hottest fields in biotech; Neurotoxicity the "Achilles Heel' of CAR-T
- Positioned to deliver significant value with strong scientific rationale for lenzilumab as prophylaxis to CAR-T NT
- Working with leading KOLs/CAR-T treatment centers to start lenzilumab phase 1/2 trials for NT in Q2 2018
- Lenzilumab has the potential to:
  - Make CAR-T safer, more effective, and a more routine out-patient procedure
  - Offer significant strategic value, sales acceleration for CAR-T treatment, plus generate standalone revenue stream
- More shots on goal in attractive CAR-T/oncology pipeline with highly efficient R+D spend:
  - Lenzilumab phase 1 trial in CMML almost fully recruited – study structured to enable possible JMML pivot
  - Ifabotuzumab phase 1 radio-imaging trial in glioblastoma multiforme (GBM) underway
  - Ifabotuzumab is a potential backbone for novel CAR construct
- Comparable valuations are highly attractive and potential for significant transactions near term

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